                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K





                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 30, 2004

                     STRUCTURED ASSET SECURITIES CORPORATION
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)

          Delaware                     333-115858              74-2440850
----------------------------- --------------------------- ----------------------
       (State or other                (Commission              (IRS Employer
       jurisdiction of                File Number)           Identification No.)
        incorporation)

                        745 Seventh Avenue, 7th Floor
                             New York, New York                        10019
------------------------------------------------------------------ -------------
              (Address of principal executive offices)                Zip Code


           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 526-7000
                                    No Change
--------------------------------------------------------------------------------
          Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    Other Events.
              ------------

         The Registrant registered issuances of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-115858 (the "Registration Statement")). Pursuant to the Registration Statement, the Registrant issued $450,998,100.00 in aggregate principal amount Class A1, Class A2, Class A3, Class A4, Class AX-1, Class AX-2, Class A-IO, Class B1, Class B2, Class B3, Class BX and Class R Certificates of its Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2004-13 on August 30, 2004. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated June 25, 2004, as supplemented by the Prospectus Supplement, dated August 27, 2004 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates (as defined below) were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of August 1, 2004, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services Inc., as master servicer (the "Master Servicer") and JPMorgan Chase Bank, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class A1, Class A2, Class A3, Class A4, Class AX-1, Class AX-2, Class A-IO, Class B1, Class B2, Class B3, Class BX, Class B4, Class B5, Class B6, Class P and Class R Certificates. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of certain adjustable rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $458,566,934.11 as of August 1, 2004. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

ITEM 9.01.    Financial Statements; Pro Forma Information and Exhibits.
              --------------------------------------------------------

              (a) Not applicable.

              (b) Not applicable.

              (c) Exhibits:

                  1.1 Terms Agreement, dated August 27, 2004, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

                  4.1 Trust Agreement, dated as of August 1, 2004, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer and JPMorgan Chase Bank, as Trustee.

                  99.1 Mortgage Loan Sale and Assignment Agreement, dated as of August 1, 2004, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

                  99.2 Servicing Agreement, dated as of August 1, 2004, between Lehman Brothers Holdings Inc. and Aurora Loan Services Inc.

                  99.3 Transfer Notice, dated as of August 1, 2004, between Colonial Savings, F.A. and Lehman Brothers Holdings Inc.

                  99.4 Reconstituted Servicing Agreement, dated as of August 1, 2004, between Countrywide Home Loans, Inc. and Lehman Brothers Holdings Inc.

                  99.5 Reconstituted Servicing Agreement, dated as of August 1, 2004 between Mortgage Network, Inc. and Lehman Brothers Holdings Inc.

                  99.6 Reconstituted Servicing Agreement, dated as of August 1, 2004 between Bancmortgage, a division of National Bank of Commerce, and Lehman Brothers Holdings Inc.

                  99.7 Reconstituted Servicing Agreement, dated as of August 1, 2004 between National City Mortgage Co. and Lehman Brothers Holdings Inc.

                  99.8 Reconstituted Servicing Agreement, dated as of August 1, 2004 between Wells Fargo Bank, N.A. and Lehman Brothers Holdings Inc.

                  99.9 Securitization Subservicing Servicing Agreement, dated as of August 1, 2004 between Wells Fargo Bank, N.A., Aurora Loan Services Inc. and Lehman Brothers Holdings Inc.

                  99.10 Correspondent Servicing Agreement, dated as of June 26, 2002, by and among Lehman Brothers Bank, FSB, Aurora Loan Services Inc. and Colonial Savings, F.A.

                  99.11 Flow Seller's Warranties and Servicing Agreement, dated as of June 1, 2004, by and between Lehman Brothers Bank, FSB and Countrywide Home Loans, Inc.

                  99.12 Seller's Warranties and Servicing Agreement between the Lehman Brothers Bank, FSB and National City Mortgage Co., dated as of August 1, 2001 (for Conventional Residential Fixed and Adjustable Rate Mortgage Loans, Group No. 2001-1), as amended by Amendment No. 1, dated as of November 21, 2001, Amendment No. 2, dated as of October 25, 2002 and Amendment No. 3, dated as of January 14, 2003

                  99.13 Flow Interim Servicing Agreement for Conventional, Fixed and Adjustable Rate Residential Mortgage Loans, dated as of September 16, 2003, by and between Lehman Brothers Bank, FSB and Bancmortgage, a division of National Bank of Commerce

                  99.14 Flow Interim Servicing Agreement for Fixed and Adjustable Rate Residential Mortgage Loans, Group No. 2004-FLOW, dated as of February 16, 2004, by and between Lehman Brothers Bank, FSB and Mortgage Network, Inc.

                  99.15 Seller's Warranties and Servicing Agreement between the Lehman Brothers Bank, FSB and Wells Fargo Bank, N.A., dated as of October 1, 2003 for One-year Adjustable Rate Mortgage Loans (WFHM 2003-W65)

                  99.16 Flow Subservicing Agreement, dated as of October 1, 2003, by and between Lehman Brothers Bank, FSB and Wells Fargo Bank, N.A. (successor by merger to Wells Fargo Home Mortgage, Inc.)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 STRUCTURED ASSET SECURITIES
                                                 CORPORATION


                                                 By: /s/ Michael C. Hitzmann
                                                     -----------------------
                                                 Name:  Michael C. Hitzmann
                                                 Title: Vice President


Date: September 14, 2004

                                         EXHIBIT INDEX

Exhibit No.                                   Description                          Page No.
-----------                                   -----------                          --------
1.1             Terms Agreement, dated August 27, 2004, between Structured Asset
                Securities Corporation, as Depositor, and Lehman Brothers Inc.,
                as the Underwriter.

4.1             Trust Agreement, dated as of August 1, 2004, among Structured
                Asset Securities Corporation, as Depositor, Aurora Loan Services
                Inc., as Master Servicer and JPMorgan Chase Bank, as Trustee.

99.1            Mortgage Loan Sale and Assignment Agreement, dated as of August
                1, 2004, between Lehman Brothers Holdings Inc., as Seller, and
                Structured Asset Securities Corporation, as Purchaser.

99.2            Servicing Agreement, dated as of August 1, 2004, between Lehman
                Brothers Holdings Inc. and Aurora Loan Services Inc.

99.3            Transfer Notice, dated as of August 1, 2004, between Colonial
                Savings, F.A. and Lehman Brothers Holdings Inc.

99.4 Reconstituted Servicing Agreement, dated as of August 1, 2004, between Countrywide Home Loans, Inc. and Lehman Brothers
                Holdings Inc.

99.5 Reconstituted Servicing Agreement, dated as of August 1, 2004 between Mortgage Network, Inc. and Lehman Brothers Holdings Inc.

99.6 Reconstituted Servicing Agreement, dated as of August 1, 2004 between Bancmortgage, a division of National Bank of Commerce, and Lehman Brothers Holdings Inc.

99.7 Reconstituted Servicing Agreement, dated as of August 1, 2004 between National City Mortgage Co. and Lehman Brothers Holdings
                Inc.

99.8 Reconstituted Servicing Agreement, dated as of August 1, 2004 between Wells Fargo Bank, N.A. and Lehman Brothers Holdings Inc.

99.9            Securitization Subservicing Servicing Agreement, dated as of
                August 1, 2004 between Wells Fargo Bank, N.A., Aurora Loan
                Services Inc. and Lehman Brothers Holdings Inc.

99.10 Correspondent Servicing Agreement, dated as of June 26, 2002, by and among Lehman Brothers Bank, FSB, Aurora Loan Services Inc.
                and Colonial Savings, F.A.

99.11           Flow Seller's Warranties and Servicing Agreement, dated as of
                June 1, 2004, by and between Lehman Brothers Bank, FSB and
                Countrywide Home Loans, Inc.

99.12           Seller's Warranties and Servicing Agreement between the Lehman
                Brothers Bank, FSB and National City Mortgage Co., dated as of
                August 1, 2001 (for Conventional Residential Fixed and
                Adjustable Rate Mortgage Loans, Group No. 2001-1), as amended by
                Amendment No. 1, dated as of November 21, 2001, Amendment No. 2, dated as of October 25, 2002 and Amendment No. 3, dated as of January 14, 2003

99.13           Flow Interim Servicing Agreement for Conventional, Fixed and
                Adjustable Rate Residential Mortgage Loans, dated as of
                September 16, 2003, by and between Lehman Brothers Bank, FSB and
                Bancmortgage, a division of National Bank of Commerce

99.14           Flow Interim Servicing Agreement for Fixed and Adjustable Rate
                Residential Mortgage Loans, Group No. 2004-FLOW, dated as of
                February 16, 2004, by and between Lehman Brothers Bank, FSB and
                Mortgage Network, Inc.

99.15           Seller's Warranties and Servicing Agreement between the Lehman
                Brothers Bank, FSB and Wells Fargo Bank, N.A., dated as of
                October 1, 2003 for One-year Adjustable Rate Mortgage Loans
                (WFHM 2003-W65)

99.16 Flow Subservicing Agreement, dated as of October 1, 2003, by and between Lehman Brothers Bank, FSB and Wells Fargo Bank, N.A.
                (successor by merger to Wells Fargo Home Mortgage, Inc.)